UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2009

RIVIERA HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-21430	88-0296885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Las Vegas Boulevard Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 794-9237

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 8, 2009, Riviera Holdings Corporation (the “Company”) announced through a press release its first quarter 2009 financial results and that certain events of default had occurred during the first quarter 2009 under its credit facility.  These events of default were previously announced by the Company.  A copy of the press release disclosing those results and the events of default is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Exhibits

	99.1	Press Release issued by Riviera Holdings Corporation on May 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009	RIVIERA HOLDINGS CORPORATION

	By:	/s/ Phillip B. Simons
Phillip B. Simons
Treasurer and Chief Financial Officer